UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2023, Morningstar, Inc. (the “Company”) issued an amended press release announcing its financial results for the second quarter ended June 30, 2023. A copy of the amended press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

On July 26, 2023, the Company published a Supplemental Presentation. The Supplemental Presentation is included as Exhibit 99.2 to this Form 8-K. On July 26, 2023, the Company published a Shareholder letter. The Shareholder letter is included as Exhibit 99.3 to this Form 8-K. The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Include the following information:

(d)	Exhibits:

Exhibit No.	Description

99.1	Amended Press Release dated July 27, 2023.
99.2	Supplemental Presentation dated July 26, 2023.
99.3	Shareholder letter dated July 26, 2023.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended Press Release dated July 27, 2023.
99.2	Supplemental Presentation dated July 26, 2023.
99.3	Shareholder letter dated July 26, 2023.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: July 28, 2023	By:	/s/ Jason Dubinsky
	Name:	Jason Dubinsky
	Title:	Chief Financial Officer

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